                                                                     Exhibit 4.1

COMMON STOCK                        ADAMS                        PAR VALUE $0.01
  NUMBER                         RESPIRATORY                          SHARES
   ARxT                        THERAPEUTICS(TM)

                      ADAMS RESPIRATORY THERAPEUTICS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 00635P 10 7

THIS CERTIFIES THAT





IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                      ADAMS RESPIRATORY THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time to all of which each holder of this Certificate, by acceptance hereof, assents This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:

                                          COUNTERSIGNED AND REGISTERED:
                                                 WACHOVIA BANK, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                                          BY

                                                            AUTHORIZED SIGNATURE
        /s/ Michael J. Valentino          /s/ Walter E. Riehemann
CHIEF EXECUTIVE OFFICER & PRESIDENT            SECRETARY



                                [CORPORATE SEAL]
                      ADAMS RESPIRATORY THERAPEUTICS, INC.
                            CORPORATE SEAL DELAWARE
                                       I



                           AMERICAN BANK NOTE COMPANY
                               711 ARMSTRONG LANE
                            COLUMBIA, TENNESSEE 38401
                                  (931)388-3003
                    SALES: LETICIA TOGLIA 212-269-0339 X 16
                     /ETHER 7/LIVE JOBS/A/ADAMS 20294 FACE


                PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
                             PROOF OF JUNE 21, 2005
                      ADAMS RESPIRATORY THERAPEUTICS, INC.
                                 TSB 20294 FACE
                                OPERATOR: TERESA
                                     REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF ___OK AS IS ___OK WITH CHANGES ___MAKE CHANGES AND SEND ANOTHER PROOF

COLORS SELECTED FOR PRINTING: LOGO IS IN ALL-OUTLINE EPS FORMAT; PRINTS IN PMS 280 AND PMS 7473. INTAGLIO PRINTS IN SC-7 DARK BLUE.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

                   ADAMS RESPIRATORY THERAPEUTICS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right
               of survivorship and not as
               tenants in common



UNIF GIFT MIN ACT________Custodian_______
                 (Cust)           (Minor)
      Under Uniform Gifts to Minors
          Act ____________________
                  (State)


      Additional abbreviations may also be used though not in the above list.


     For Value Received,_______________________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


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                                                                          Shares
--------------------------------------------------------------------------

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated________________

                                         X_____________________________________
                                                         (SIGNATURE)


NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                          X_____________________________________
                                                         (SIGNATURE)



THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

(SIGNATURES) GUARANTEED BY:


                           AMERICAN BANK NOTE COMPANY
                               711 ARMSTRONG LANE
                           COLUMBIA, TENNESSEE 38401
                                 (931)388-3003
                    SALES: LETICIA TOGLIA 212-269-0339 X 16
                      /ETHER 7/LIVE JOBS/A/ADAMS 20294 BACK


                PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
                              PROOF OF JUNE 20,2005
                      ADAMS RESPIRATORY THERAPEUTICS, INC.
                                 TSB 20294 BACK
                                Operator: TERESA
                                      NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ___OK AS IS ___OK WITH CHANGES ___MAKE CHANGES AND SEND ANOTHER PROOF